UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 12, 2013

ODENZA CORP.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54301	NONE
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No.45, 47 & 49, Jalan USJ 21/11,

47630 UEP Subang Jaya,

Selangor Darul Ehsan, Malaysia

(Address of Principal Executive Offices)

(603)-8023 6868, (603)-8023 3993

(Registrant’s telephone number)

126 Station Street

Newtown, NSW 2042, Australia

(Former Name or Former Address if Changed Since Last Report)

Copy of all Communications to:

Weld Asia Financial Consulting Limited

9/F., Kam Chung Commercial Building,

19-21 Hennessy Road, Wanchai,

Hong Kong

(852) 3111 7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

A.

Previous Independent Accountants

On April 12, 2013, ODENZA CORP., (the “Company”) made its decision to dismiss PLS CPA, a professional corporation as the Company’s independent registered public accounting firm. The Company’s board of directors approved the decision to change accountants and that approval was made at a duly authorized meeting of the board of directors on April 12, 2013. PLS CPA was initially engaged by the Company for the year ended January 31, 2011. PLS CPA continued in its capacity as the Company’s independent registered public accounting firm through the year ended January 31, 2012 and for the interim period ended October 31, 2012.

PLS CPA’s report on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report of PLS CPA on the Company’s financial statements for fiscal years 2012 and 2011 contained an explanatory paragraph, which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended January 31, 2012 and 2011, and the subsequent interim periods ended April 30, 2012, July 31, 2012 and October 31 2012, through the date of dismissal April 12, 2013, there were no disagreements between the Company and PLS CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PLS CPA’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements of the Company for such years.

The Company provided PLS CPA with a copy of this disclosure set forth under this Item 4.01 and requested PLS CPA to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from PLS CPA is attached hereto as Exhibit 16.1a.

B.

New Independent Accountants

On April 12, 2013, the Company formally engaged WELD ASIA ASSOCIATES (“Weld Asia”) as its independent registered public accountants.

No consultations occurred between the Company and Weld Asia during the period commencing February 1, 2011 and ending April 12, 2013, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

The appointment of Weld Asia as the Company’s new certifying independent accountant was approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1a	Letter from PLS CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2013

ODENZA CORP

/s/ C.K. LEE

C.K. LEE

Chief Financial Officer, Principal Accounting Officer and Treasurer